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Pepco Holdings, Inc

2011 Wells Fargo MLP, E&P,
Services & Utility Symposium
NEW YORK, NY• DECEMBER 7, 2011

Safe Harbor Statement/Regulation G Information
Some of the statements contained in today’s presentation with respect to Pepco Holdings, Pepco, Delmarva Power and Atlantic City Electric, and each of their respective subsidiaries, are forward-looking statements within the meaning of the U.S. federal securities laws and are subject to the safe harbor created thereby and by the Private Securities Litigation Reform Act of 1995. These statements include declarations regarding each reporting company’s intents, beliefs and current expectations. You can generally identify forward-looking statements by terminology such as “may,” “might,” “will,” “should,” “could,” “expects,”
“intends,” “assumes,” “seeks to,” “plans,” “anticipates,” “believes,” “projects,” “estimates,” “predicts,” “potential,” “future,” “goal,” “objective,” or “continue”, the negative or other variations of such terms, or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause one or more reporting company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. These forward-looking statements are qualified in their entirety by, and should be read together with, the risk factors included in the “Risk Factors” section of each reporting company’s annual and quarterly reports filed in
2011, and investors should refer to these risk factor sections. The forward-looking statements contained herein are also qualified in their entirety by reference to, and should be read together with, the following important factors, which are difficult to predict, contain uncertainties, are beyond each reporting company’s control and may cause actual results to differ materially from those contained in forward-looking statements: changes in prevailing governmental policies and regulatory actions affecting the energy industry, including allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of transmission and distribution facilities, and the recovery of purchased power expenses; weather conditions affecting usage and emergency restoration costs; population growth rates and changes in demographic patterns; changes in customer energy demand due to conservation measures and the use of more energy-efficient products; general economic conditions, including the impact of an economic downturn or recession on energy usage; changes in and compliance with environmental and safety laws and policies; changes in tax rates or policies or in rates of inflation; changes in accounting standards or practices; changes in project costs; unanticipated changes in operating expenses and capital expenditures; the ability to obtain funding in the capital markets on favorable terms; rules and regulations imposed by, and decisions of, Federal and/or state regulatory commissions, PJM, the
North American Electric Reliability Corporation and other applicable electric reliability organizations; legal and administrative proceedings (whether civil or criminal) and settlements that influence each reporting company’s business and profitability; pace of entry into new markets; volatility in customer demand for electricity and natural gas; interest rate fluctuations and the impact of credit and capital market conditions on the ability of a reporting company to obtain funding on favorable terms; and effects of geopolitical events, including the threat of domestic terrorism or cyber attacks. Any forward-looking statements speak only as to the date of this presentation and each reporting company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for a reporting company to predict all such factors, nor can any reporting company assess the impact of any such factor on such reporting company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.
PHI discloses net income from continuing operations and related per share data (both as historical information and earnings guidance) excluding special items because management believes that these items are not representative of PHI’s ongoing business operations. Management uses this information, and believes that such information is useful to investors, in evaluating PHI’s period-over-period performance. The inclusion of this disclosure is intended to complement, and should not be considered as an alternative to, PHI’s reported net income from continuing operations and related per share data in accordance with accounting principles generally accepted in the United States (GAAP).

- Invest in T&D infrastructure

A PHI Company

A PHI Company

A PHI Company

Regulated Utility Operations
Pepco Energy Services

Pepco Holdings Inc

PHI’s Strategic Focus
• Focused on reliability and operational excellence
• Implement Blueprint for the Future - advanced
 metering infrastructure (AMI), energy efficiency,
 demand response, decoupling
• Achieve reasonable regulatory outcomes
Power Delivery
Pepco Energy Services
• Build profitable market share in the energy
 performance contracting business focused on
 government customers
• Increase earnings contribution from energy services
Operating Income Business Mix
Forecasted 2011-2015
Note: See Safe Harbor Statement at the beginning of today’s presentation.
5 - 10%
90 - 95%

Reliability Enhancement Plan -
Improving System Reliability is a Top Priority
• Our focus in 2011 has been primarily in Pepco’s service territory
• Our progress since last fall*:
 – Tree Trimming - Trimmed along more than 2,600 miles of power lines to remove limbs that threatened our equipment; 73% of 2011 target complete
 – Cable Replacement - Replaced or upgraded more than 230 miles of underground cable; 78% of 2011 target complete
 – Selective Undergrounding - Identified overhead lines for
 undergrounding
 – Distribution Automation - Added more than 125 automated
 switches that will reroute power more effectively during storms; 50%
 of 2011 target complete
 – Customer Communications - Added call center staff and more than doubled phone lines
 – Technology-Based Improvements - Implemented technology on mobile devices to view online outage maps and enable customers to report outages
• System reliability has improved over the past year
 – Improved outage frequency and duration statistics for Pepco
 – Benefits of reliability initiatives demonstrated during Hurricane Irene
* Data as of 9/30/11 - Pepco service territory

Hurricane Irene - Storm Response
• Hurricane Irene hit our service territory in late August 2011 with high winds and driving rain
• Approximately 445,000 customers (~25% of total electric
 customers) were without power at the height of the storm
• 98% of customers were restored within just over two days
 after the storm ceased; received positive comments from
 customers, elected officials and regulators on restoration
 response
• AMI outage detection proved useful during restoration
 efforts in Delaware as data eliminated the need to dispatch crews to several hundred outage locations

(Millions of Dollars)	Estimated Total Cost*	Capital	O&M Expense	Deferred/ Regulatory Asset
Atlantic City Electric	$12.7	$5.2	$ –	$7.5
Delmarva Power				
Delaware	4.9	1.4	3.5	–
Maryland	6.9	1.9	–	5.0
Pepco				
District of Columbia	3.8	1.5	2.3	–
Maryland	18.5	7.0	–	11.5
Total	$46.8	$17.0	$5.8	$24.0

Pepco Holdings, Inc.

Hurricane Irene - Estimated Incremental Cost
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* Since a large portion of the costs incurred related to services provided by third parties for which the invoices have not yet been received, the costs have been estimated.
 Recovery of system restoration expenses that are in excess of the storm restoration expenses currently embedded in base rates will be pursued during the current cycle of distribution rate cases.

Pepco - Maryland
Reliability Case 9240
• Related to power outages caused by severe weather in Pepco’s service territory in 2010
• Public Service Commission initiated the proceeding for Pepco in August
 2010 to investigate the reliability of the electric distribution system and the quality of service provided to customers
• Reliability Enhancement Plan submitted to the Commission in August
 2010
• Pepco’s position
 – Committed to implementation of the Reliability Enhancement Plan
 – No violation of Commission rules or regulations occurred
 – Commission’s consultant agreed; storm restoration efforts were better than industry norm
• Awaiting Commission decision

(Millions of Dollars)	2011 Original Forecast as of April 2011	2011 Projection as of November 2011	Reason for Increase
Base	$ 697	$ 770	
Major Storms (incremental cost)	10	16	
Sub-Total	707	786	
Reimbursable/Recoverable *	111	111	
Total O&M	$ 818	$ 897	

Pepco Holdings Inc

Power Delivery - O&M
Note: See Safe Harbor Statement at the beginning of today’s presentation.
* Primarily offset in revenue (customer reimbursed or recoverable through rates in the same year)
• 2011 projected O&M will be included in the current cycle of distribution base rate cases
• We anticipate 2012 Base O&M spending levels in line with current projections for 2011
 Increased reliability initiatives and
 system restoration activities; higher
 employee-related and Power Delivery
 support costs
 Hurricane Irene

Pepco DC	Pepco MD	Delmarva Power MD	Delmarva Power DE	Atlantic City Electric NJ
Electric meter installation	• 60% complete; to be completed 1Q2012 • Regulatory asset approved	• 4% complete; to be completed 4Q2012 • Regulatory asset approved	• Business case submitted, awaiting PSC order	• 99% complete • Regulatory asset approved	•Deferred
Electric meter activation	• Underway; to be completed 2Q2012	• To begin 2Q2012; to be completed 1Q2013	• N/A	• 95% complete; to be completed 1Q2012	•N/A
AMI Customer Benefits – When do they start?	• Online access to energy usage data – 2Q2011 • Outage detection – 2Q2011	• Online access to energy usage data – 4Q2011 • Outage detection – 4Q2011	• N/A	• Online access to energy usage data – 1Q2010 • Outage detection – 1Q2010	•N/A
Critical Peak Rebate form of dynamic pricing	• Proposal pending; proposed phase-in for residential customers to begin in 2012	• Approved in concept; phase in for residential customers to begin 2012	• Approved in concept pending AMI deployment authorization	• Proposal pending; proposed phase-in for residential customers to begin in 2012	•Deferred

Pepco Holdings Inc

Advanced Metering Infrastructure -
Status by Jurisdiction
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Baltimore
Dover
Washington, DC
Burches Hill
Chalk Pt.
Possum Pt.
Cambridge
Georgetown
Indian River
Vienna
Calvert Cliffs
Salisbury
North Anna
MAPP HVAC Power Line
MAPP HVDC Power Line
Nuclear Generation
Fossil Generation
Substation
AC/DC Converter Station

Pepco Holdings, Inc

• PJM provided notice to PHI on August
 18th that the MAPP project in-service
 date will be delayed until 2019 - 2021
• PHI suspended most permitting,
 engineering, and environmental studies
• Maryland PSC approved our request to
 delay the procedural schedule for one
 year or until PJM has issued its 2012
 Regional Transmission Expansion Plan
• PHI plans to spend approximately $5
 million in each of 2011 and 2012 to
 complete right-of-way acquisition in
 Dorchester County and some
 permitting and environmental activities
Mid-Atlantic Power Pathway - Project Update
FERC Approved ROE: 12.8%
2020 in-service date currently planned
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)		2012		2013		2014		2015		2016		5 Year Total
Distribution:												
Customer Driven (new service connections, meter installations, highway relocations)	$	126	$	138	$	131	$	137	$	135	$	667
Reliability (facility replacements/upgrades for system reliability)		399		431		422		421		420		2,093
DOE Reimbursement[1]		(10)		(3)		-		-		-		(13)
Load (new/upgraded facilities to support load growth)		76		110		176		131		156		649
Distribution - Blueprint:												
Advanced Metering Infrastructure (AMI) [2]		120		3		-		9		92		224
DOE Reimbursement[1]		(40)		-		-		-		-		(40)
Transmission:												
Customer Driven		9		1		10		5		7		32
Reliability (facility replacements/upgrades for system reliability)		88		102		143		140		72		545
Load and Other		208		157		125		110		179		779
Mid Atlantic Power Pathway [3]		5		2		2		6		190		205
Gas Delivery		22		23		23		25		27		120
Information Technology		15		10		11		10		17		63
Corporate Support and Other		125		70		39		29		32		295
Total Power Delivery		$1,143		$1,044		$1,082		$1,023		$1,327	$	5,619

Pepco Holdings Inc

Capital Expenditures Forecast -
Updated November 2011
Note: See Safe Harbor Statement at the beginning of today’s presentation.
(1)  Reflects the remaining anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
(2)  Installation of AMI in New Jersey is contingent on regulatory approval ($9 million in 2015, $92 million in 2016).
(3) Assumes MAPP in-service date of 2020.

(Millions of Dollars)		2012		2013		2014		2015	2016
April 2011 *	$	1,169	$	1,052	$	1,030	$	893	N/A
November 2011 *		1,143		1,044		1,082		1,023	1,327
Change	$	(26)	$	(8)	$	52	$	130	N/A

Key Drivers of Change in Power Delivery Capital Forecast 2012 - 2015		
MAPP - Delayed in-service date from 2015 to 2020	$	(969)
Distribution - Additional Reliability Initiatives		568
Transmission - Upgrades due to age and condition		368
Distribution - System load growth (primarily District of Columbia)		130
Other, net		51
Total	$	148

Pepco Holdings Inc

Forecast Capital Expenditures Comparison
* Amounts are net of anticipated reimbursement pursuant to awards from the U.S. DOE under the ARRA.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)	Case No. 1087 Pepco - DC
Test Year	6 mos. actual 6 mos. forecast ended 9/30/11
Adjusted Rate Base	$1,167.5
Equity Ratio	49.2%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$42.1
Residential Total Bill % Increase	5.3%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.4

	Procedural Schedule
Initial Filing Date	7/8/11
Intervenors Testimony	12/7/11
Rebuttal Testimony	1/16/12
Evidentiary Hearings	1/30 - 2/3/12
Initial Briefs	2/27/12
Reply Briefs	3/12/12
Expected Timing of Decision	Q2-2012

Pepco Holdings Inc

Distribution Rate Cases - Pending
Pepco - District of Columbia
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Drivers of requested increase:
• Rate base growth/reliability investment
• Under-earning at current authorized ROE
• Investment in Advanced Metering
 Infrastructure
Two regulatory lag mitigation measures
proposed in filing:
 • Reliability Investment Recovery Mechanism -
 provides full and timely recovery of future capital
 investments related to distribution system reliability
 • Fully forecasted test periods

(Millions of Dollars)	Docket No. ER11080469 ACE - NJ
Test Year	3 mos. actual 9 mos. forecast ending 12/31/11
Adjusted Rate Base	$922.6
Equity Ratio	49.1%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$58.9
Residential Total Bill % Increase	4.2%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$2.1

	Procedural Schedule
Initial Filing Date	8/5/11
Intervenors Testimony	4/2/12
Rebuttal Testimony	5/11/12
Evidentiary Hearings	6/18 - 6/25/12
Initial Briefs	7/16/12
Reply Briefs	7/30/12

Pepco Holdings Inc

Note: See Safe Harbor Statement at the beginning of today’s presentation.
Distribution Rate Cases - Pending
Atlantic City Electric - New Jersey
Drivers of requested increase:
• Rate base growth/reliability investment
Regulatory lag mitigation measure proposed in a separate filing made October 18, 2011:
• Request the continuance and expansion of the recently completed Infrastructure Investment Program (IIP)
• Allows recovery of non-revenue generating infrastructure investment through a special rate outside of a base rate filing
• Under the IIP, Atlantic City Electric proposes to recover reliability-related capital expenditures of $69 million, $94 million and $81 million, in 2012, 2013 and 2014, respectively

(Millions of Dollars)	Docket No. 11-528 DPL Electric - DE
Date Filed	12/2/2011
Test Period	6 mos. actual 6 mos. forecast ending 12/31/11
Adjusted Rate Base	$600.0
Equity Ratio	49.5%
Return on Equity (ROE)	10.75%
Revenue Requirement Increase	$31.8
Residential Total Bill % Increase	5.0%
Revenue Requirement Equating to 25 Basis Point Change in ROE	$1.2

Pepco Holdings, Inc

Distribution Rate Cases - Pending
Delmarva Power - Delaware Electric
Note: See Safe Harbor Statement at the beginning of today’s presentation.
Drivers of requested increase:
• Rate base growth/reliability investment
• Increase in operating expenses
Two regulatory lag mitigation measures proposed
in filing:
•Reliability Investment Recovery Mechanism - provides full
and timely recovery of future capital investments related to distribution system reliability
•Fully forecasted test periods

• Filing Cycle      Status
 – Pepco DC    Pending - Filed July 2011
 – Atlantic City Electric NJ  Pending - Filed August 2011
 – Delmarva Power DE - Electric Pending - Filed December 2011
 – Delmarva Power MD   Filing targeted for December 2011
 – Pepco MD     Filing targeted for December 2011
 – Delmarva Power DE - Gas  Filing targeted for 1Q2013
• Requested distribution rate increases for residential customers with typical usage are expected to range from 1% - 5% of the total bill
• Targeted filing dates may be altered by financial projections and other considerations
• Rate cases will be filed in 2012 if progress to reduce regulatory lag is less than satisfactory in the current cycle of base rate cases
Distribution Rate Cases - The Current Cycle
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Pepco Energy Services - Overview
• PES provides retail energy services to large
 customers
 – Government
 – Institutional
• Energy Efficiency
 – PES is a leading developer of energy
 efficiency projects
 – Since 1995, completed $1 billion of
 energy efficiency projects
• Combined Heat and Power (CHP)/Thermal
 – PES develops, operates, and maintains
 CHP and thermal energy plants
• Renewable Energy
 – PES owns and operates 12 MW of
 renewable energy facilities
• W.A. Chester
 – Primarily underground high voltage
 transmission construction for utilities
• Energy Supply
 – PES will substantially wind down the retail
 energy supply business by 2012
 – PES also owns two peaking power plants
 that are scheduled to retire in 2012
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Pepco Energy Services -
Energy Services Earnings Components
• Military District of Washington
• Baltimore City Schools
• BWI Thurgood Marshall Airport
• Other universities, state agencies and
 municipal governments
• Atlantic City District Energy
• Wilmington District Energy
• 23 MW NIH Combined Heat and Power,
 Bethesda, MD
• Washington Convention Center Thermal Facility**
$23 million
Contract Backlog
8-year remaining
contract life*
$227 million
Contract Backlog
11-year remaining
contract life*
* Weighted average, contract backlog at 9/30/2011 ** Excluded from backlog (partnership income)
• 2 MW Atlantic City Convention Center Solar
• 5 MW Bethlehem Landfill Gas (LFG), PA
• 2 MW Fauquier County LFG, VA
• 3 MW Eastern LFG, MD
Recurring Gross
Margin
$5-$7M per year
• Underground high voltage transmission
 construction for utilities
Recurring Gross
Margin
$6-$10M per year
$21 million
Contract Backlog
10-month weighted
average*
Construction: Energy Services
and Combined Heat and Power
Operations and maintenance
contracts related to energy
efficiency projects; 3-15 year
contracts
Long-term Combined Heat and
Power and thermal contracts
from facilities operated and
maintained by PES
Renewable Energy Projects
W.A. Chester
• DE Technical Community College
• Maryland Port Authority
• Other universities, state agencies and
 municipal governments
Note: See Safe Harbor Statement at the beginning of today’s presentation.

(Millions of Dollars)

Contracts Signed - 2011 YTD	Value
Maryland Port Administration	$27
Virginia Dept. of Military Affairs	11
Bureau of Engraving and Printing	10
Other	34
	$82

- Economic environment has slowed contract signings with state and local governments in 2011

Contracts Signed and
Project Development Pipeline
(Millions of Dollars)
$500
$400
$300
$200
$100
$0
2007
2008
2009
2010
2011YTD
Contract Signings
Pipeline

PES Makeup of Gross Margins
Renewables
O&M
Public Housing Authorities
Federal
State & Local

Pepco Holdings, Inc

Pepco Energy Services -
Business Development and Marketing Update
• PES has signed $82 million of energy efficiency
 contracts year-to-date
• Project development pipeline has grown to $511
 million, up 14% since January 1
• PES continues to grow its business development
 staff

Pepco Energy Services -
Typical Energy Efficiency Project
•Project (Phase 1)
 – PES will implement 14 energy conservation measures including lighting retrofit, water conservation, geothermal, roofs, boilers, HVAC replacement, controls and electrical upgrades
 – The scope for Phase I involves over 22 armories and military facilities
 (covering 1 million square feet)
 – Expansion potential - Memorandum of Understanding signed for a total of 60 facilities and 3.5 million square feet for future phases
 – Project includes operations and maintenance for 15 years for additional revenue of $12.2 million
 – Estimated guaranteed savings of $1 million per year
•Construction schedule
 – Construction began in October 2011
 – Estimated completion is January 2013
PES recently signed an $11.2 million energy performance
contract with the Commonwealth of Virginia for the Department of Military Affairs (DMA)
The project allows the DMA to save more than $15
million in utility costs over the 15 year project term
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Key Metrics	YTD Sept 2011	2010	2009
Load Served - MW	1,446	2,011	3,195
MWh Delivered*	5.7	11.6	17.8
Dths Delivered*	21.4	46.4	45.8
O&M Expense*	$27	$53	$60
* millions			
Gross Margins			
$/MWh*	$7.85	$6.37	$6.40
$/Dth*	$0.15	$0.29	$0.41

* excludes mark-to-market

100
90
80
70
60
50
40
30
20
10
0
($ in millions)
Gross Margin
O&M
Energy Supply
Power Plants

Retail Electric and Natural Gas Backlog
MWh (millions)
Dth (millions)
2010A
2011E
2012E
2013E
2014E
Electric Delivered and Backlog
Gas Delivered and Backlog

Estimated as of 9/30/2011

Pepco Holdings Inc

• PES is on track in winding down this
 business; the retail energy supply
 contracts completely roll off by 2014
• Power Plants are scheduled for May
 2012 retirement
• Gross margin expectations for the
 contract backlog:
 – Electric: ~$6.00/MWh
 – Natural Gas: ~$0.35/Dth
2011
2012
Pepco Energy Services -
Update of Retail Supply Wind Down/Power Plant Retirement
Note: See Safe Harbor Statement at the beginning of today’s presentation.

• Equity investment as of September 30, 2011 of $1.3 billion
• Annual tax benefits of $52 million
• Annual net earnings of $21 million
• Current Status:
 – IRS audit settlement approved in November 2010 for the 2001/2002 periods; disallowed net losses on the cross-border energy leases
 – Paid $74 million of taxes, $1 million of penalties and $28 million of interest associated with the 2001/2002 audit in 2011
• Path Forward:
 – Filed a claim for refund of tax payment, interest and penalties with the IRS on July 7
 – IRS has up to six months to act on the refund claim; expectation is claim will be denied
 – Upon denial of claim, will immediately pursue litigation in the U.S. Court of Federal
 Claims against the IRS to resolve the issue and recover the tax payment, interest and penalties
 – Absent a settlement, litigation will likely take several years to resolve
Cross-Border Energy Lease Status
Note: See Safe Harbor Statement at the beginning of today’s presentation.

2012 Financing Activity
• Utility long-term debt issuance of $350 - $450 million
• Equity issuance target of $250 - $350 million; may include the following:
 – Forward sale
 – Secondary offering
 – Continuous equity program
• Dividend Reinvestment Plan (approximately $40 million)
Note: See Safe Harbor Statement at the beginning of today’s presentation.

$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2010
2011E

Pepco Holdings, Inc

2011 Earnings Guidance
Earnings Per Share
$1.24
Guidance
Reflects earnings per share from ongoing operations
(GAAP results excluding special, unusual or extraordinary items)
$1.15 - $1.25
The guidance range excludes:
• Discontinued operations
• The net mark-to-market effects of economic
 hedging activities at Pepco Energy Services
• The impact of a tax law change to adopt a
 unitary tax in DC
The guidance range assumes/includes:
• Normal weather for the remainder of the
 year
• Updated forecast for Power Delivery
 operation and maintenance expenditures
Actual*
* Excludes special items. See Appendix for reconciliation of GAAP earnings to earnings excluding special items.
Note: See Safe Harbor Statement at the beginning of today’s presentation.

• Stable Earnings Base - Derived primarily from regulated utility business
• Long-term Earnings Growth - Driven by T&D utility infrastructure investments and constructive regulatory outcomes
• Secure Dividend - Attractive dividend yield
• Solid Investment Grade Credit Ratings - Improved credit metrics and stable outlook
• Experienced Team - Delivering on commitments
Delivering Value
PHI - Well Positioned to Deliver Value
Note: See Safe Harbor Statement at the beginning of today’s presentation.

Appendix

Year	Country	Asset Description	Investment Expiration	Book Value September 30, 2011	Book Value December 31, 2010
1994 *	Netherlands	Multi-Fuel-Fired Generation (210 MW)	2017	$ -	$ 99
1995	Australia	Coal-Fired Generation (700 MW)	2019	192	189
1999 *	Netherlands	Gas Transmission/Distribution	2025	209	231
1999	Netherlands	Gas Transmission/Distribution	2025	157	153
2001	Austria	Hydro Generation (781 MW)	2035	267	258
2002	Austria	Hydro Generation (184 MW)	2030-36	181	174
2002	Austria	Hydro Generation (239 MW)	2033-42	240	232
2002	Austria	Hydro Generation (80 MW)	2039	90	87
				$ 1,336	$ 1,423

Pepco Holdings, Inc

Potomac Capital Investment (PCI)
Cross-Border Energy Lease Portfolio
(Millions of Dollars)
*  Decline in lease book value at September 30, 2011 reflects leases terminated in June 2011

(Millions of Dollars)	Delmarva Power MD Electric Case - Case No. 9249 Final Filed Position	Approved
Date	5/10/11	7/8/11
Adjusted Rate Base	$343.8	Not specified
Equity Ratio	49.81%	Not specified
Return on Equity	10.75%	Not specified
Revenue Requirement Increase	$16.5	$12.2
Residential Total Bill % Increase		1.4%
New Rates Effective		7/8/11

Pepco Holdings Inc

Distribution Rate Cases - Recent Decision
Delmarva Power - Maryland
Also approved:
• Cost of equity of 10% for purposes of calculating allowance for funds used during construction and regulatory asset carrying costs
• Full recovery of February 2010 winter storm costs ($1.45 million) straightlined over 5 years

(Millions of Dollars)	Delmarva Power DE Gas Case - Docket 10-237 Final Filed Position	Approved
Date	12/3/10	6/21/11
Adjusted Rate Base	$236.5	Not specified
Equity Ratio	48.3%	48.3%
Return on Equity	11.0%	10.0%
Revenue Requirement Increase	$10.2	$5.8
Residential Total Bill % Increase		2.8%
New Rates Effective		7/1/11

Pepco Holdings, Inc

Distribution Rate Cases - Recent Decision
Delmarva Power - Delaware Gas
• Interim rate increases implemented
 – $2.5 million put into effect August 31, 2010
 – Balance of requested increase put into effect February 2, 2011
 – Amount collected in excess of approved rates has been refunded to customers
• Decoupling status
 – Parties agreed to defer request to place revenue decoupling into effect until an implementation plan is developed

Reliability Standards
• Working group met weekly through October 2011
• Staff report with recommendations issued October 27, 2011; benchmarks proposed for:
 – Service interruption
 – Downed wire response
 – Customer communications
 – Vegetation management
 – Equipment inspection
• Rulemaking sessions to be held December 8 - 9, 2011
• First measurement period begins as soon as the regulations are adopted, which will be no later than
 July 1, 2012
Maryland (PSC - RM43) - Rulemaking proceeding applying to all electric utilities in the state
• New rules require improvement in reliability performance on an annual basis beginning in 2013 and continuing through 2020
• Regulations in their current form are flawed because they propose an inconsistent method to calculate reliability
• Standards may not be realistically achievable at an acceptable level of cost over the longer term
• Pepco filed an application for reconsideration of the regulations with the Commission on August 8,
 2011, which is pending
District of Columbia - New reliability standards adopted in July 2011

Income tax effects for the Special Items were calculated using a composite income tax rate of approximately 40%. The pre-tax amounts are shown below:

Pepco Holdings, Inc

Reconciliation of GAAP Earnings to
Earnings Excluding Special Items
Earnings per Share from Continuing Operations	Twelve Months Ended December 31, 2010
Reported (GAAP) Earnings per Share from Continuing Operations	$ 0.62
Special Items:
• Debt extinguishment costs	0.51
• Restructuring charge	0.08
• Effects of Pepco divestiture-related claims	0.03
Earnings per Share from Continuing Operations, Excluding Special Items	$ 1.24
Net Earnings from Continuing Operations - Millions of Dollars	Twelve Months Ended December 31, 2010
Reported (GAAP) Net Earnings from Continuing Operations	$ 139
Special Items:
• Debt extinguishment costs	113
• Restructuring charge	18
• Effects of Pepco divestiture-related claims	6
Net Earnings from Continuing Operations, Excluding Special Items	$ 276
Note: See Regulation G Information at the beginning of today’s presentation.
Pre-Tax Earnings Impact - Millions of Dollars		Twelve Months Ended December 31, 2010
•	Debt extinguishment costs	$ 189
•	Restructuring charge	$ 30
•	Effects of Pepco divestiture-related claims	$ 11